DVI Receivables X, L.L.C. 1999-2
                                 SERVICER REPORT
                              For the Payment Date
                                March 14, 2005

I. Reconciliation of Collection Account:
End of Period Collection Account Balance as of Prior Payment Date:                    $           --
Available Funds:
   Contract payments received in this period                                          $   447,584.81
   Sales, Use and Property Tax, Maintenance, Late Charges                             $    36,369.84
   Prepayment Amount related to early termination in this period                      $     3,355.34
   Servicer Advance                                                                   $           --
   Proceeds received from recoveries on previously Defaulted Contracts                $    30,222.10
   Proceeds on closed accounts (Chargeoffs/Settlements)                               $           --
   Transfer from Reserve Account                                                      $           --
   Interest Earned on Collection Account                                              $       642.63
   Interest Earned on CSA Reserve Account                                             $       201.46
   Funds allocated from the CSA Reserve Account                                       $           --
   Amounts paid per Contribution & Servicing Agreement
     Section 7.01 - Substitution                                                      $           --
   Amounts paid under Insurance Policies                                              $           --
   Any other amounts                                                                  $           --
                                                                                       --------------
   Total Available Funds                                                              $   518,376.18
   Less Amounts to be Retained in Collection Account                                  $           --
                                                                                      --------------
   Amount to be Distributed in Current Month                                          $   518,376.18
                                                                                      ==============

   Distribution of Funds:
   1.  To Trustee-Fees & Expenses                                                     $    17,865.95
   2.  To Servicer, any unreimbursed Nonrecoverable Advances or
         Servicer Advances                                                            $           --
   3.  To Servicer, Tax, Maintenance, Late Charges                                    $    36,369.84
   4.  To Servicer, Servicing Fee and other Servicing Compensations                   $    11,566.59
   5.  To Noteholders
          Class A1 Interest                                                           $           --
          Class A2 Interest                                                           $           --
          Class A3 Interest                                                           $           --
          Class A4 Interest                                                           $    82,378.08
          Class B Interest                                                            $     4,871.37
          Class C Interest                                                            $     9,976.73
          Class D Interest                                                            $     7,338.12
          Class E Interest                                                            $    12,061.17
          Class A1 Principal                                                          $           --
          Class A2 Principal (distributed after A1 Note matures)                      $           --
          Class A3 Principal (distributed after A2 Note matures)                      $           --
          Class A4 Principal (distributed after A3 Note matures)                      $   335,948.33
          Class B Principal                                                           $           --
          Class C Principal                                                           $           --
          Class D Principal                                                           $           --
          Class E Principal                                                           $           --
   6.  To Reserve Account for Requirement per Indenture Agreement Section 3.08
       (Provided no Amortization Event)                                               $           --
   7.  To Issuer-Residual Principal and Interest and Reserve Account
       Distribution
       a)  Residual Interest (Provided no Restricting or Amortization
             Event in effect)                                                         $           --
       b)  Residual Principal (Provided no Restricting or Amortization
             Event in effect)                                                         $           --
       c)  Reserve Account Distribution (Provided no Restricting or
             Amortization Event in effect)                                            $           --
                                                                                      --------------
   Total Funds Distributed for Current Month                                          $   518,376.18
                                                                                      ==============
   End of Period Collection Account Balance (Includes Payments in Advance
     & Restricting Event Funds (If any))                                              $           --
                                                                                      ==============

II.  Reserve Account
     Beginning Balance                                                                $           --
       -Add Investment Earnings                                                       $           --
       -Add Transfer from Certificate Account (To Satisfy Reserve Account
         Requirement)                                                                 $           --
       -Less Distribution to Certificate Account                                      $           --
                                                                                      --------------
     End of Period Balance                                                            $           --
                                                                                      ==============
     Reserve Account Requirement (Lesser of: (i) Initial Reserve Account
     Required Amount, or
     (ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances
     (Provided no Amortization Event)                                                 $           --

     CSA Reserve Account
     Aggregate Beginning Balance*                                                                      $  3,782,494.57
        -Add Aggregate Investment Earnings                                                             $      6,435.25
        -Add Series 1999-2 Amounts Deposited                                                           $      5,590.00
        -Add Amounts Deposited for All Other Securitizations                                           $    626,827.96
                                                                                                       ---------------
     SubTotal Available Funds                                                                          $  4,421,347.78

     Amount Available to this series for payment of Claims based on Note
     Balances of all securitizations                                                  $   118,344.17

        -Less Total Claims submitted for Series 1999-2                                                 $        (70.44)
        -Less Current Month Claims submitted for all other deals                                       $     (2,179.56)
        -Less Transfer of Investment Earnings to Available Funds for all
          Securitizations                                                                              $     (6,435.25)

                                                                                                       ---------------
     Aggregate End of Period Balance                                                                   $  4,412,662.53
                                                                                                       ===============

* The CSA Reserve account Beginning Balance has been modified to be the Aggregate Beginning Balance of all securitizations, rather than just the individual series' balance.

                        DVI Receivables X, L.L.C. 1999-2
                                 SERVICER REPORT
                              For the Payment Date
                                March 14, 2005

III. Class A Note Aggregate Principal Balance
     Beginning Aggregate Principal Balance of the Class A Notes                                        $ 13,691,648.10

     Class A Overdue Interest, If Any                                                                  $            --
     Class A Monthly Interest                                                                          $     82,378.08
     Class A Overdue Principal, If Any                                                                 $            --
     Class A Monthly Principal                                                                         $    335,948.33
                                                                                                       ---------------

                                                                                                       ---------------
     Ending Aggregate Principal Balance of the Class A Notes                                           $ 13,355,699.76
                                                                                                       ===============

IV.  Class A Note Principal Balance
     Beginning Principal Balance of the Class A Notes
               Class A1                                                                                $            --
               Class A2                                                                                $            --
               Class A3                                                                                $            --
               Class A4                                                                                $ 13,691,648.10
                                                                                                       ---------------
                                                                                                       $ 13,691,648.10
     Class A Monthly Interest
               Class A1 (Actual Number Days/360)                                                       $            --
               Class A2                                                                                $            --
               Class A3                                                                                $            --
               Class A4                                                                                $     82,378.08

     Class A Monthly Principal
               Class A1                                                                                $            --
               Class A2                                                                                $            --
               Class A3                                                                                $            --
               Class A4                                                                                $    335,948.33
                                                                                                       ---------------
                                                                                                       $    335,948.33
     Ending Principal Balance of the Class A Notes
               Class A1                                                                                $            --
               Class A2                                                                                $            --
               Class A3                                                                                $            --
               Class A4                     CUSIP 23334NAD0                                            $ 13,355,699.77
                                                                                                       ---------------
                                                                                                       $ 13,355,699.77
                                                                                                       ===============
     CLASS A4
     -----------------------------------------------------------------
     Interest Paid Per $1,000        Original Face $99,051,000                                               0.8316734
     Principal Paid Per $1,000       Original Face $99,051,000                                               3.3916703
     Ending Principal                 Balance Factor                                                         0.1348366
     -----------------------------------------------------------------

V.   Class B Note Principal Balance         CUSIP 23334NAE8
     Beginning Principal Balance of the Class B Notes                                                  $    800,772.51

     Class B Overdue Interest, If Any                                                                  $            --
     Class B Monthly Interest                                                                          $      4,871.37
     Class B Overdue Principal, If Any                                                                 $            --
     Class B Monthly Principal                                                                         $            --
                                                                                                       ---------------

                                                                                                       ---------------
     Ending Principal Balance of the Class B Notes                                                     $    800,772.51
                                                                                                       ===============

     -----------------------------------------------------------------
     Interest Paid Per $1,000        Original Face $4,054,000                                                1.2016197
     Principal Paid Per $1,000       Original Face $4,054,000                                                0.0000000
     Ending Principal                 Balance Factor                                                         0.1975265
     -----------------------------------------------------------------

VI.  Class C Note Principal Balance         CUSIP 23334NAF5
     Beginning Principal Balance of the Class C Notes                                                  $  1,600,545.00

     Class C Overdue Interest, If Any                                                                  $            --
     Class C Monthly Interest                                                                          $      9,976.73
     Class C Overdue Principal, If Any                                                                 $            --
     Class C Monthly Principal                                                                         $            --
                                                                                                       ---------------

                                                                                                       ---------------
    Ending Principal Balance of the Class C Notes                                                      $  1,600,545.00
                                                                                                       ===============

    -----------------------------------------------------------------
    Interest Paid Per $1,000         Original Face $8,107,000                                                1.2306316
    Principal Paid Per $1,000        Original Face $8,107,000                                                0.0000000
    Ending Principal                  Balance Factor                                                         0.1974275
    -----------------------------------------------------------------

                        DVI Receivables X, L.L.C. 1999-2
                                 SERVICER REPORT
                              For the Payment Date
                                 March 14, 2005

VII. Class D Note Principal Balance        CUSIP 23334NAG3
     Beginning Principal Balance of the Class D Notes                                 $ 1,067,363.34

     Class D Overdue Interest, If Any                                                 $           --
     Class D Monthly Interest                                                         $     7,338.12
     Class D Overdue Principal, If Any                                                $           --
     Class D Monthly Principal                                                        $           --
                                                                                      --------------

                                                                                      --------------
     Ending Principal Balance of the Class D Notes                                    $ 1,067,363.34
                                                                                      ==============

     -----------------------------------------------------------------
     Interest Paid Per $1,000          Original Face $5,405,000                            1.3576546
     Principal Paid Per $1,000         Original Face $5,405,000                            0.0000000
     Ending Principal                   Balance Factor                                     0.1974770
     -----------------------------------------------------------------

VIII.Class E Note Principal Balance        CUSIP 23334NAH1
     Beginning Principal Balance of the Class E Notes                                 $ 1,333,954.19

     Class E Overdue Interest, If Any                                                 $           --
     Class E Monthly Interest                                                         $    12,061.17
     Class E Overdue Principal, If Any                                                $           --
     Class E Monthly Principal                                                        $           --
                                                                                      --------------

                                                                                      --------------
     Ending Principal Balance of the Class E Notes                                    $ 1,333,954.19
                                                                                      ==============

     -----------------------------------------------------------------
     Interest Paid Per $1,000          Original Face $6,756,000                            1.7852530
     Principal Paid Per $1,000         Original Face $6,756,000                            0.0000000
     Ending Principal                   Balance Factor                                     0.1974473
     -----------------------------------------------------------------

IX.  Issuers Residual Principal Balance
     Beginning Residual Principal Balance                                             $           --

     Residual Interest                                                                $           --
     Residual Principal                                                               $           --
                                                                                      --------------

                                                                                      --------------
     Ending Residual Principal Balance                                                $           --
                                                                                      ==============

X.   Payment to Servicer
      -Collection period Servicer Fee                                                 $    11,566.59
      -Servicer Advances Reimbursement                                                $           --
      -Tax, Maintenance, Late Charges, and other amounts                              $    36,369.84
                                                                                      --------------
     Total amounts due to Servicer                                                    $    47,936.43
                                                                                      ==============

                        DVI Receivables X, L.L.C. 1999-2
                                 SERVICER REPORT
                              For the Payment Date
                                 March 14, 2005

XI. Aggregate Discounted Contract Balance
POOL A    (SEE EXHIBIT B)
   Aggregate Discounted Contract Balance at the  beginning of the related
    Collection Period                                                                                  $  9,397,213.88

       Portion of ADCB at the beginning of the related Collection Period that
        is Current                                                                    $ 9,297,177.48
       Portion of ADCB  at the beginning of the related Collection Period
        that is Delinquent Payments                                                   $   100,036.41

       Portion of ADCB at the end of the related Collection Period that is
        Current                                                                       $ 8,974,686.24
       Portion of ADCB  at the end of the related Collection Period that is
        Delinquent Payments                                                           $   123,593.72

                                                                                                       ---------------
   Aggregate Discounted Contract Balance at the end of the related Collection
    Period                                                                                             $  9,098,279.96
                                                                                                       ===============

   (Increase)/Decrease in Aggregate Discounted Contract Balance                                        $    298,933.92

POOL B    (SEE EXHIBIT C)
   Aggregate Discounted Contract Balance at the beginning of the related
    Collection Period                                                                                  $    454,988.02

       Portion of ADCB at the beginning of the related Collection Period that
        is Current                                                                    $   433,778.02
       Portion of ADCB  at the beginning of the related Collection Period
        that is Delinquent Payments                                                   $    21,210.00

       Portion of ADCB at the end of the related Collection Period that is
        Current                                                                       $   342,559.09
       Portion of ADCB  at the end of the related Collection Period that is
        Delinquent Payments                                                           $    18,812.00

                                                                                                       ---------------
   Aggregate Discounted Contract Balance at the end of the related Collection
    Period                                                                                             $    361,371.09
                                                                                                       ===============

   (Increase)/Decrease in Aggregate Discounted Contract Balance                                        $     93,616.93


                                                                                                       ---------------
   Aggregate Discounted Contract Balance at the end of the related Collection Period                   $  9,459,651.05
                                                                                                       ===============

* The ADCB will consist of the present value of each remaining contract payment and unpaid balances, taking into account payments received with a future due date.

                        DVI Receivables X, L.L.C. 1999-2
                                 SERVICER REPORT
                              For the Payment Date
                                March 14, 2005

XII. Cumulative Detail of Defaulted Contracts

   Lease #          Lessee Name
   --------------------------------------------------------------------------------
   (See EXHIBIT A)                                                                                          Total
                                                                                       Current Month     Cumulative
                                                                                      --------------   ---------------
                                     Pool A Total Discounted Present Value            $           --   $  5,438,187.83
                                     Pool B Total Discounted Present Value            $           --   $    438,945.47
                                                                                                       ---------------

   a)  Discounted Contract Balances of all Defaulted Contracts                                         $  5,877,133.30
   b)  ADCB at Closing Date                                                                            $270,243,724.70
   c)  (Cannot Exceed 6% over the Life of the Pool)                                                               2.17%
                                                                                         Pool A           Pool B
                                                                                        --------         --------
   Discounted Contract Balances of the Active Defaulted Contracts                     $ 4,520,981.16   $     54,172.59

XIII.  Cumulative Detail of Substituted Contracts-Prepayments (Pool A)

                                                                                                       Predecessor
                                               Discounted                             Predecessor      Discounted
   Lease #                                   Present Value                            Lease #          Present Value
   --------------------------------------------------------------------------------   --------------   ---------------
   3024-003                                 $   1,289,113.68                                1667-003   $  1,466,069.44
              Cash                          $     176,955.76
   1743-004                                 $   1,539,883.34                                2425-001   $  1,890,612.33
   3221-001                                 $   1,496,892.51                                2427-001   $  1,194,070.97
   3323-002                                 $   1,181,820.77                                 917-503   $    644,152.99
   3323-002                                 $   1,162,123.59                                1004-503   $     77,559.49
                                            ----------------
                                                                                            1048-501   $    896,884.04
                                                                                            1049-504   $    644,152.99
                                                                                            1050-504   $     85,901.56
                                                                                                       ---------------
                             Totals:        $   6,846,789.65                                           $  6,899,403.81

   a) Discounted Contract Balances of All Prepaid Contracts                                            $  6,899,403.81
   b) ADCB of Pool A at Closing Date                                                                   $211,061,551.13
   c) (Cannot Exceed 10% Over the Life of the Pool)                                                               3.27%

   Data for Current Reporting Period Substitutions
   --------------------------------------------------------------------------------
   a) Total Discounted Contract Balance of Predecessor Receivables                    $           --
   b) Total Discounted Contract Balance of Substitute Receivables                     $           --
   c) If (a) > (b), amount to be deposited in Collection Account per
      Contribution & Servicing Agreement 7.02                                         $           --

   Changes in any of the above detail during the related Collection Period            YES              NO     X
                                                                                      --------------------------------
   Cumulative Detail of Substituted Contracts-Prepayments (Pool B)
   --------------------------------------------------------------------------------
                                                                                                       Predecessor
                                            Discounted                                Predecessor      Discounted
   Lease #                                  Present Value                             Lease #          Present Value
   --------------------------------------------------------------------------------   --------------   ---------------
   NONE
                             Totals:        $       --                                                 $            --

   a) Discounted Contract Balances of All Prepaid Contracts                                            $            --
   b) ADCB of Pool B at Closing Date                                                                   $ 59,182,173.57
   c) (Cannot Exceed 10% Over the Life of the Pool Unless Rating Agency Approves)                                 0.00%

   Data for Current Reporting Period Substitutions
   --------------------------------------------------------------------------------
   a) Total Discounted Contract Balance of Predecessor Receivables                    $           --
   b) Total Discounted Contract Balance of Substitute Receivables                     $           --
   c) If (a) > (b), amount to be deposited in Collection Account per
      Contribution & Servicing Agreement 7.02                                         $           --

   Changes in any of the above detail during the related Collection Period            YES              NO     X
                                                                                      --------------------------------

                        DVI Receivables X, L.L.C. 1999-2
                                 SERVICER REPORT
                              For the Payment Date
                                 March 14, 2005

XIV.  Cumulative Detail of Substituted Contracts-Non-Performing (Pool A)

                                                                                                       Predecessor
                                                    Discounted                        Predecessor      Discounted
   Lease #                                        Present Value                       Lease #          Present Value
-----------------------------------------------------------------------------------   --------------   ---------------
   2841-001                                      $    1,121,500.51                          2207-001   $    551,274.29
   2004383-1                                     $      512,828.61                          2207-002   $  1,160,782.50
   2006209-2                                     $      252,655.70                          2207-003   $    181,136.33
              Cash                               $        6,208.31
   2875-007                                      $    1,629,015.55                          2337-001   $  1,215,773.70
   3024-003                                      $    1,495,882.60                          4283-401   $    286,487.54
                                                                                            2314-002   $  1,209,395.06
   3718-005                                      $    1,711,481.42                          1969-003   $  1,251,411.72
                                                 ------------------
                                                                                            1954-002   $    221,077.49
                                                                                            1954-003   $     74,796.06
                                                                                            1095.501   $    209,827.19
                                                                                                       ---------------
                             Totals:             $    6,729,572.70                                     $  6,361,961.88

   a) Discounted Contract Balances of All Non-Performing Contracts and of
       all Contracts Substituted                                                                       $  6,361,961.88
   b) ADCB of Pool A at Closing Date                                                                   $211,061,551.13
   c) (Cannot Exceed 10% Over the Life of the Pool)                                                               3.01%

   Data for Current Reporting Period Substitutions
   --------------------------------------------------------------------------------
   a) Total Discounted Contract Balance of Predecessor Receivables                    $           --
   b) Total Discounted Contract Balance of Substitute Receivables                     $           --
   c) If (a) > (b), amount to be deposited in Collection Account per
       Contribution & Servicing Agreement 7.02                                        $           --

   Changes in any of the above detail during the related Collection Period            YES              NO     X
                                                                                      --------------------------------

   Cumulative Detail of Substituted Contracts -General Rights (Pool B)
   --------------------------------------------------------------------------------

                                                                                                       Predecessor
                                                  Discounted                          Predecessor      Discounted
   Lease #                                      Present Value                         Lease #          Present Value
   --------------------------------------------------------------------------------   --------------   ---------------
   NONE

                             Totals:                                                                   $            --

   a) Discounted Contract Balances of All Non-Performing Contracts and of all
       Contracts Substituted                                                                           $            --
   b) ADCB of Pool B at Closing Date                                                                   $ 59,182,173.57
   c) (Cannot Exceed 10% Over the Life of the Pool)                                                               0.00%

   Data for Current Reporting Period Substitutions
   --------------------------------------------------------------------------------
   a) Total Discounted Contract Balance of Predecessor Receivables                    $           --
   b) Total Discounted Contract Balance of Substitute Receivables                     $           --
   c) If (a) > (b), amount to be deposited in Collection Account per
      Contribution & Servicing Agreement 7.02                                         $           --

   Changes in any of the above detail during the related Collection Period            YES              NO      X
                                                                                      --------------------------------

                        DVI Receivables X, L.L.C. 1999-2
                                 SERVICER REPORT
                              For the Payment Date
                                 March 14, 2005

XV.  Pool Performing Measurements
   --------------------------------------------------------------------------------
     1                      Aggregate Discounted Contract Balance
   --------------------------------------------------------------------------------
   Contracts Delinquent> 90 days
   --------------------------------------------------------------------------------
    - This Month :                                                                                     $     18,812.00
    -1 Month Prior :                                                                                   $            --
    -2 Months Prior :                                                                                  $     76,929.36
   --------------------------------------------------------------------------------                    ---------------
   Total                                                                                               $     95,741.36

   a) 3 Month Average:                                                                                 $     31,913.79

   Total Outstanding Contracts
   --------------------------------------------------------------------------------
    - This Month :                                                                                     $  9,459,651.05
    -1 Month Prior :                                                                                   $  9,852,201.90
    -2 Months Prior :                                                                                  $ 10,482,019.01
   --------------------------------------------------------------------------------                    ---------------
   Total                                                                                               $ 29,793,871.95

   b) 3 Month Average:                                                                                 $  9,931,290.65
   c) a/b                                                                                                         0.32%

2. Does a Delinquency Condition Exist (1c > 6%)?                                                             NO
                                                                                                       ---------------

3. Restricting Event Check
   A. A Delinquency Condition Exists for Current Period?                                                     NO
                                                                                                       ---------------
   B. An Indenture Event of Default has occurred and is then Continuing?*                                    NO
                                                                                                       ---------------

4. Has a Servicer Event of Default Occurred?*                                                                NO
                                                                                                       ---------------

5. Amortization Event?                                                                                       YES
                                                                                                       ---------------

6. Aggregate Discounted Contract Balance at Closing Date                                               $270,243,724.70

   Aggregate Discounted Contract Balances (A.D.C.B.) of Contracts listed as more than:

   A.D.C.B **
   --------------------------------------------------------------------------------
   30 Days Overdue                                                                                     $     60,000.00
   60 Days Overdue                                                                                     $            --
   90 Days Overdue                                                                                     $     18,812.00
   120 Days Overdue                                                                                    $            --
   150 Days Overdue                                                                                    $            --
   180 Days Overdue                                                                                    $            --
                                                                                                       ---------------
                                                                                                       $     78,812.00

   % OF TOTAL                                                                                          $  9,459,651.05
   A.D.C.B
   --------------------------------------------------------------------------------
   30 Days Overdue                                                                                               0.634%
   60 Days Overdue                                                                                               0.000%
   90 Days Overdue                                                                                               0.199%
   120 Days Overdue                                                                                              0.000%
   150 Days Overdue                                                                                              0.000%
   180 Days Overdue                                                                                              0.000%

--------------------------------------------------------------------------------
* Pursuant to the Settlement Agreement, any Indenture or Contribution & Servicing Agreement event of default listed under Section XV that occurred prior to February 24, 2004 are waived.

** Previously reported ADCB calculations were based on scheduled present value and calculations on this report and going forward will include the present value of each remaining contract payment and unpaid balances.

                        DVI Receivables X, L.L.C. 1999-2
                                 SERVICER REPORT
                              For the Payment Date
                                March 14, 2005

Exhibit # A - Detail on Defaulted Contracts

                                               Discounted
                                               ----------------
Default Month     Contract #     Pool          Contract Balance
-------------     -----------    ----          ----------------
       Oct-03     0002413-001     A            $     551,901.94
       Nov-03     0002932-001     A            $     613,520.60
       Dec-03     0002277-001     A            $     432,142.46
       Jan-04     0002256-001     A            $     392,478.67
       Jan-04     0002256-002     A            $      16,181.06
       Jan-04     0002256-003     A            $      21,636.49
       Jan-04     0003307-001     A            $     722,135.08
       Jan-04     0003323-003     A            $     710,098.79
       Jan-04     0002276-001     A            $     380,539.91
       Jan-04     0002286-001     A            $     428,265.84
       Jan-04     0002286-002     A            $      71,935.56
       Jan-04     0002276-002     A            $      63,633.14
       Jan-04     0001759-002     A            $       9,686.89
       Jan-04     0002178-002     A            $      52,163.19
       Jan-04     0002365-001     A            $      13,717.52
       Jan-04     0002277-002     B            $      44,693.59
       Dec-04     1658-004        B            $       1,090.00
       Jan-05     2309-002        A            $      15,978.00
       Jan-05     3102-002        A            $      24,966.00
       Jan-05     2299-002        B            $       8,389.00
Chargeoffs
       Aug-04     1945-007        B            $      57,205.52
       Oct-03     0001459-003     B            $     164,789.31
       Oct-03     0001459-004     B            $      19,896.50
       Dec-03     9901391-401     A            $      17,667.91
       Feb-04     0001124-501     B            $      12,894.83
       Feb-04     0001082-501     B            $     103,434.01
       Feb-04     9900840-401     A            $         104.91
       May-04     9900017-101     A            $       2,340.68
       Feb-04     0002225-003     A            $     108,578.37
       Feb-04     0002225-001     A            $      97,720.94
       Feb-04     0002225-002     A            $     443,097.06
       Mar-04     0002225-004     A            $     130,537.08
       Mar-04     0002225-005     A            $      50,947.97
       Aug-03     0000863-507     B            $      24,434.56
       Feb-04     0001166-501     B            $       2,118.15
       Nov-03     9805562-403     A            $       4,467.05
       Dec-03     9900373-401     A            $       7,623.08
       Dec-03     9901524-701     A            $       8,681.96
       Feb-04     9800277-702     A            $         223.70
       Mar-04     9805185-401     A            $         312.36
       Aug-03     9900321-401     A            $       4,277.92
       May-04     0001968-001     A            $      40,428.72
Settlements
       Apr-04     9702450-303     A            $         196.97
       Jun-04     1639-001        A            $             --
                                               ----------------
                                               $   5,877,133.30
                                               ================

Current Month Defaults Returned to ADCB

                        DVI Receivables X, L.L.C. 1999-2
                                 SERVICER REPORT
                              For the Payment Date
                                March 14, 2005

XI. Aggregate Discounted Contract Balance
POOL A EXHIBIT B

                              January ADCB      January Delinq       February ADCB     February Delinq
001-9901022-901               $          --     $            --      $        --       $           --
022-9900436-401               $          --     $            --      $        --       $           --
001-9803320-101               $          --     $            --      $        --       $           --
002-5051111-103               $          --     $            --      $        --       $           --
013-9802755-501               $          --     $            --      $        --       $           --
001-9900390-901               $          --     $            --      $        --       $           --
031-9900561-701               $          --     $            --      $        --       $           --
031-9805425-701               $          --     $            --      $        --       $           --
013-9900345-501               $          --     $            --      $        --       $           --
002-9601965-902               $          --     $            --      $        --       $           --
001-0002248-001               $          --     $            --      $        --       $           --
001-0002249-001               $          --     $            --      $        --       $           --
001-0002250-001               $          --     $            --      $        --       $           --
001-0002251-001               $          --     $            --      $        --       $           --
001-0001956-002               $          --     $            --      $        --       $           --
001-9900208-401               $          --     $            --      $        --       $           --
013-9900292-501               $          --     $            --      $        --       $           --
031-9804950-701               $          --     $            --      $        --       $           --
001-0002201-002               $          --     $            --      $        --       $           --
001-0002331-001               $          --     $            --      $        --       $           --
001-9901285-401               $          --     $            --      $        --       $           --
001-0002237-002               $          --     $            --      $        --       $           --
001-0000238-002               $          --     $            --      $        --       $           --
001-0002269-001               $          --     $            --      $        --       $           --
022-9901152-401               $          --     $            --      $        --       $           --
001-0001566-003/3102-003      $          --     $            --      $        --       $           --
001-0002302-001               $          --     $            --      $        --       $           --
001-0002404-001               $          --     $            --      $        --       $           --
001-9901299-901               $          --     $            --      $        --       $           --
001-0002288-001               $          --     $            --      $        --       $           --
001-0002410-001               $          --     $            --      $        --       $           --
001-0001894-004               $          --     $            --      $        --       $           --
001-0001437-004               $          --     $     90,000.00      $        --       $    60,000.00
001-0001294-008               $      297.00     $            --      $        --       $           --
001-0001619-006               $    2,841.74     $        441.86      $  1,425.48       $       441.87
001-0001809-004               $    2,248.66     $        115.30      $  1,503.96       $       115.30
001-0002229-001               $    2,686.07     $            --      $  1,531.56       $           --
001-0001586-010               $    3,044.09     $        183.54      $  2,035.95       $       183.54
001-0001845-005               $    2,657.26     $        106.29      $  2,221.52       $       106.29
001-0002245-001               $    2,917.81     $            --      $  2,248.79       $           --
001-0002281-001               $    4,414.30     $        171.38      $  3,542.83       $       171.38
001-0002317-001               $    4,816.64     $            --      $  3,765.69       $           --
001-0002193-002               $    5,152.81     $        124.62      $  4,307.85       $       132.28
001-0002315-001               $    5,883.37     $            --      $  4,791.42       $           --
001-0002418-001               $   10,379.88     $            --      $  8,738.13       $           --
001-0001824-008               $   16,996.25     $            --      $ 13,640.87       $           --
001-0002272-003               $   23,186.26     $            --      $ 18,608.86       $           --
001-0002272-004               $   25,081.96     $            --      $ 20,130.31       $     5,114.62
001-0002247-001               $   22,322.03     $            --      $ 20,357.80       $           --
001-0002208-001               $   26,869.40     $            --      $ 23,960.63       $           --
001-0002213-002               $   26,515.94     $            --      $ 24,937.94       $           --
001-0002272-001               $   39,227.33     $            --      $ 26,236.12       $           --
001-0002272-002               $   29,984.60     $            --      $ 29,984.60       $           --
001-0002267-003               $   35,561.38     $            --      $ 33,126.79       $           --
001-0002193-001               $   46,391.64     $      2,479.54      $ 42,661.84       $     2,479.54
003-2005209-002               $   55,476.73     $            --      $ 50,595.05       $           --
001-0001829-005               $   60,195.83     $      1,346.10      $ 59,240.71       $           --
003-2004383-001               $  120,738.96     $            --      $111,031.77       $           --
001-0001829-004               $  130,349.20     $            --      $123,072.27       $           --
001-0002405-005               $  201,435.28     $            --      $198,340.00       $           --

                        DVI Receivables X, L.L.C. 1999-2
                                 SERVICER REPORT
                              For the Payment Date
                                March 14, 2005

001-0002345-002               $  220,102.23     $      4,921.93      $  216,609.88     $           --
001-0001975-002               $  347,391.35     $            --      $  327,997.75     $           --
001-0002414-001               $  379,216.49     $            --      $  373,389.39     $           --
001-0002222-001               $  433,757.61     $            --      $  398,057.74     $           --
001-0002387-002               $  445,948.38     $            --      $  415,478.16     $           --
001-0002405-002               $  423,218.18     $            --      $  416,714.95     $           --
001-0002405-001               $  432,723.36     $            --      $  426,074.07     $           --
001-0001743-004               $  589,059.68     $            --      $  561,382.87     $           --
001-0003221-001               $  621,348.17     $            --      $  594,983.41     $    30,400.45
001-0002062-001               $  887,575.75     $            --      $  838,025.60     $           --
001-0003718-005               $1,712,478.00     $            --      $1,694,450.72     $    24,448.44
001-0003024-003               $1,896,685.84     $            --      $1,879,482.93     $           --
PAYOFFS
001-0001722-002               $          --     $            --                        $           --    February, 2005 Payoff
001-9901421-901               $          --     $            --                        $           --    February, 2005 Payoff
002-9900994-702               $          --     $            --                        $           --    February, 2005 Payoff
001-0002441-001               $          --     $            --                        $           --    February, 2005 Payoff
001-0002410-002               $          --     $            --                        $           --    February, 2005 Payoff
001-0002322-001               $          --     $            --                        $           --    February, 2005 Payoff
001-9901473-901               $          --     $        145.84                        $           --    February, 2005 Payoff
001-0002330-001               $          --     $            --                        $           --    February, 2005 Payoff
001-9900219-901                                 $            --                                          January, 2005 Payoff
001-9901215-901                                 $            --                                          January, 2005 Payoff
001-0002093-004                                                                                          December, 2004 Payoff
001-9900593-401                                                                                          December, 2004 Payoff
001-0002196-002                                                                                          December, 2004 Payoff
001-9900368-601                                                                                          December, 2004 Payoff
001-0002196-001                                                                                          December, 2004 Payoff
001-0000983-029                                                                                          December, 2004 Payoff
031-9901004-701                                                                                          December, 2004 Payoff
031-9703286-702                                                                                          December, 2004 Payoff
001-9901446-701                                                                                          December, 2004 Payoff
001-0002231-005                                                                                          December, 2004 Payoff
001-0002231-006                                                                                          December, 2004 Payoff
001-0002231-007                                                                                          December, 2004 Payoff
001-9900898-401                                                                                          December, 2004 Payoff
001-0001993-001                                                                                          December, 2004 Payoff
001-0002313-001                                                                                          December, 2004 Payoff
001-0002313-003                                                                                          December, 2004 Payoff
001-0002393-001                                                                                          December, 2004 Payoff
001-0002246-001                                                                                          December, 2004 Payoff
001-0002280-002                                                                                          November, 2004 Payoff
031-9700562-702                                                                                          November, 2004 Payoff
001-9900717-401                                                                                          November, 2004 Payoff
001-9900383-601                                                                                          November, 2004 Payoff
001-9900976-401                                                                                          November, 2004 Payoff
002-9901510-702                                                                                          November, 2004 Payoff
001-9901283-401                                                                                          November, 2004 Payoff
001-9901319-701                                                                                          November, 2004 Payoff
002-9704297-402                                                                                          November, 2004 Payoff
001-9901438-401                                                                                          November, 2004 Payoff
001-0002093-003                                                                                          November, 2004 Payoff
001-0002270-002                                                                                          November, 2004 Payoff
001-9900880-401                                                                                          November, 2004 Payoff
001-0001905-103                                                                                          November, 2004 Payoff
001-0001667-002                                                                                          November, 2004 Payoff
001-0002280-001                                                                                          November, 2004 Payoff
013-9900531-401                                                                                          November, 2004 Payoff
001-0002300-001                                                                                          November, 2004 Payoff
001-0001938-004                                                                                          November, 2004 Payoff
001-0002841-001                                                                                          November, 2004 Payoff
001-0002118-001                                                                                          November, 2004 Payoff
001-0001993-002                                                                                          November, 2004 Payoff

                        DVI Receivables X, L.L.C. 1999-2
                                 SERVICER REPORT
                              For the Payment Date
                                March 14, 2005

001-0001993-003                                                                                          November, 2004 Payoff
001-0002313-006                                                                                          November, 2004 Payoff
001-0002313-002                                                                                          November, 2004 Payoff
001-0001560-006                                                                                          November, 2004 Payoff
001-0002232-001                                                                                          November, 2004 Payoff
031-9900756-702                                                                                          October, 2004 Payoff
001-9901252-611                                                                                          October, 2004 Payoff
001-0002059-006                                                                                          October, 2004 Payoff
001-0002053-001                                                                                          October, 2004 Payoff
001-0000983-032                                                                                          October, 2004 Payoff
001-0001938-003                                                                                          October, 2004 Payoff
001-0002313-004                                                                                          October, 2004 Payoff
001-0002059-007                                                                                          October, 2004 Payoff
001-0002313-005                                                                                          October, 2004 Payoff
001-9804965-501                                                                                          September, 2004 Payoff
001-9900336-901                                                                                          September, 2004 Payoff
013-9900739-401                                                                                          September, 2004 Payoff
001-9901111-401                                                                                          September, 2004 Payoff
001-0001051-501                                                                                          September, 2004 Payoff
001-0001873-004                                                                                          September, 2004 Payoff
031-9901574-701                                                                                          September, 2004 Payoff
001-9901522-901                                                                                          September, 2004 Payoff
001-9901298-901                                                                                          September, 2004 Payoff
001-9901491-701                                                                                          September, 2004 Payoff
001-0002299-001                                                                                          September, 2004 Payoff
001-9900547-901                                                                                          September, 2004 Payoff
001-0002299-003                                                                                          September, 2004 Payoff
001-0002340-001                                                                                          September, 2004 Payoff
001-0002323-001                                                                                          September, 2004 Payoff
001-0002191-002                                                                                          September, 2004 Payoff
001-0002265-001                                                                                          September, 2004 Payoff
001-0001973-003                                                                                          September, 2004 Payoff
001-0002059-004                                                                                          September, 2004 Payoff
001-0002059-002                                                                                          September, 2004 Payoff
001-0002220-001                                                                                          September, 2004 Payoff
001-9803867-401                                                                                          August, 2004 Payoff
013-9900430-601                                                                                          August, 2004 Payoff
001-9900472-401                                                                                          August, 2004 Payoff
022-9900173-501                                                                                          August, 2004 Payoff
001-9803852-501                                                                                          August, 2004 Payoff
001-9804360-501                                                                                          August, 2004 Payoff
001-9900317-401                                                                                          August, 2004 Payoff
001-9900807-401                                                                                          August, 2004 Payoff
001-0002144-001                                                                                          August, 2004 Payoff
001-9803556-501                                                                                          August, 2004 Payoff
021-9900395-621                                                                                          August, 2004 Payoff
001-9901054-401                                                                                          August, 2004 Payoff
001-9900848-401                                                                                          August, 2004 Payoff
002-9702370-402                                                                                          August, 2004 Payoff
001-9901094-901                                                                                          August, 2004 Payoff
001-0001873-007                                                                                          August, 2004 Payoff
001-0002231-003                                                                                          August, 2004 Payoff
001-0002296-001                                                                                          August, 2004 Payoff
001-9901357-401                                                                                          August, 2004 Payoff
001-9901063-901                                                                                          August, 2004 Payoff
001-9901028-401                                                                                          August, 2004 Payoff
001-0001879-006                                                                                          August, 2004 Payoff
013-9900916-901                                                                                          August, 2004 Payoff
001-9900486-401                                                                                          August, 2004 Payoff
001-9901394-542                                                                                          August, 2004 Payoff
001-9901086-401                                                                                          August, 2004 Payoff
001-0001921-002                                                                                          August, 2004 Payoff
001-9901080-621                                                                                          August, 2004 Payoff

                        DVI Receivables X, L.L.C. 1999-2
                                 SERVICER REPORT
                              For the Payment Date
                                March 14, 2005

001-0002231-004                                                                                          August, 2004 Payoff
001-0000983-031                                                                                          August, 2004 Payoff
001-0000983-030                                                                                          August, 2004 Payoff
001-9901531-301                                                                                          August, 2004 Payoff
001-9900250-302                                                                                          August, 2004 Payoff
031-9900760-701                                                                                          August, 2004 Payoff
001-0002218-002                                                                                          August, 2004 Payoff
001-0002218-001                                                                                          August, 2004 Payoff
001-9900690-401                                                                                          August, 2004 Payoff
001-0002290-001                                                                                          August, 2004 Payoff
001-0002154-001                                                                                          August, 2004 Payoff
001-0002309-001                                                                                          August, 2004 Payoff
001-0002875-007                                                                                          August, 2004 Payoff
001-9900603-401                                                                                          July, 2004 Payoff
001-9900258-601                                                                                          July, 2004 Payoff
001-9900370-401                                                                                          July, 2004 Payoff
041-9802142-501                                                                                          July, 2004 Payoff
001-0002211-002                                                                                          July, 2004 Payoff
001-0001956-001                                                                                          July, 2004 Payoff
001-9900932-401                                                                                          July, 2004 Payoff
001-0001724-003                                                                                          July, 2004 Payoff
002-9803130-402                                                                                          July, 2004 Payoff
001-9900832-401                                                                                          July, 2004 Payoff
001-0004268-401                                                                                          July, 2004 Payoff
001-0001873-001                                                                                          July, 2004 Payoff
001-9900327-401                                                                                          July, 2004 Payoff
001-9901062-401                                                                                          July, 2004 Payoff
001-0001956-003                                                                                          July, 2004 Payoff
001-0002242-001                                                                                          July, 2004 Payoff
001-9901523-401                                                                                          July, 2004 Payoff
001-9901346-901                                                                                          July, 2004 Payoff
002-9801202-903                                                                                          July, 2004 Payoff
001-0002242-002                                                                                          July, 2004 Payoff
001-0002143-003                                                                                          July, 2004 Payoff
001-0002293-002                                                                                          July, 2004 Payoff
001-0002280-003                                                                                          July, 2004 Payoff
001-0002293-003                                                                                          July, 2004 Payoff
001-0001633-003                                                                                          July, 2004 Payoff
001-0002293-001                                                                                          July, 2004 Payoff
001-0002211-001                                                                                          July, 2004 Payoff
001-9805374-501                                                                                          June, 2004 Payoff
001-9900382-401                                                                                          June, 2004 Payoff
001-9900549-401                                                                                          June, 2004 Payoff
020-3091039-904                                                                                          June, 2004 Payoff
001-9805561-101                                                                                          June, 2004 Payoff
001-9900737-541                                                                                          June, 2004 Payoff
002-9901094-902                                                                                          June, 2004 Payoff
002-9700562-403                                                                                          June, 2004 Payoff
031-9900991-701                                                                                          June, 2004 Payoff
002-9701270-404                                                                                          June, 2004 Payoff
001-9900759-401                                                                                          June, 2004 Payoff
001-9901104-701                                                                                          June, 2004 Payoff
002-9900338-532                                                                                          June, 2004 Payoff
001-9901402-401                                                                                          June, 2004 Payoff
013-5061187-403                                                                                          June, 2004 Payoff
001-9805316-501                                                                                          June, 2004 Payoff
001-9901399-401                                                                                          June, 2004 Payoff
001-9901058-901                                                                                          June, 2004 Payoff
001-0002176-001                                                                                          June, 2004 Payoff
001-0002165-002                                                                                          June, 2004 Payoff
001-0002092-001                                                                                          June, 2004 Payoff
001-0002246-003                                                                                          June, 2004 Payoff
001-0002438-002                                                                                          June, 2004 Payoff

                        DVI Receivables X, L.L.C. 1999-2
                                 SERVICER REPORT
                              For the Payment Date
                                March 14, 2005

034-2091113-502                                                                                          May, 2004 Payoff
034-9900271-501                                                                                          May, 2004 Payoff
001-9901576-401                                                                                          May, 2004 Payoff
002-9900338-533                                                                                          May, 2004 Payoff
001-9900575-401                                                                                          May, 2004 Payoff
001-9900575-402                                                                                          May, 2004 Payoff
001-9900588-401                                                                                          May, 2004 Payoff
031-9900794-701                                                                                          May, 2004 Payoff
002-9804364-902                                                                                          May, 2004 Payoff
001-0001830-006                                                                                          May, 2004 Payoff
021-9900246-531                                                                                          May, 2004 Payoff
001-0001560-008                                                                                          May, 2004 Payoff
001-0002161-001                                                                                          May, 2004 Payoff
001-0002235-001                                                                                          May, 2004 Payoff
013-9802604-501                                                                                          May, 2004 Payoff
001-9900329-501                                                                                          May, 2004 Payoff
001-0002275-001                                                                                          May, 2004 Payoff
001-0001873-005                                                                                          May, 2004 Payoff
001-0002274-001                                                                                          May, 2004 Payoff
031-9700192-702                                                                                          May, 2004 Payoff
001-9901045-401                                                                                          May, 2004 Payoff
001-0002275-003                                                                                          May, 2004 Payoff
021-9900338-626                                                                                          May, 2004 Payoff
001-0002274-003                                                                                          May, 2004 Payoff
001-9901136-541/3078-001                                                                                 May, 2004 Payoff
001-0002274-002                                                                                          May, 2004 Payoff
001-0002312-001                                                                                          May, 2004 Payoff
001-0002275-002                                                                                          May, 2004 Payoff
001-0002312-002                                                                                          May, 2004 Payoff
001-0001873-002                                                                                          May, 2004 Payoff
001-0001873-003                                                                                          May, 2004 Payoff
001-0002234-001                                                                                          May, 2004 Payoff
001-0001905-005                                                                                          April, 2004 Payoff
001-0002123-001                                                                                          April, 2004 Payoff
002-9701270-403                                                                                          April, 2004 Payoff
001-9900377-901                                                                                          April, 2004 Payoff
001-9805357-501                                                                                          April, 2004 Payoff
001-9900220-901                                                                                          April, 2004 Payoff
001-9900969-401                                                                                          April, 2004 Payoff
031-9901043-701                                                                                          April, 2004 Payoff
001-9900297-901                                                                                          April, 2004 Payoff
001-9901249-901                                                                                          April, 2004 Payoff
001-0002159-001                                                                                          April, 2004 Payoff
022-9804644-501                                                                                          April, 2004 Payoff
                              -----------------------------------------------------------------------
                              $9,297,177.48     $    100,036.41      $8,974,686.24     $   123,593.72
                              =======================================================================

DEFAULTS
001-0001566-002/3102-002      $          --     $     24,966.00                                          January, 2005 Default
001-0002309-002               $          --     $     15,978.00                                          January, 2005 Default
001-0001639-001                                                                                          June, 2004 Default
013-9900017-101                                                                                          May, 2004 Default
001-0001968-001                                                                                          May, 2004 Default
002-9702540-303/9702450-303                                                                              April, 2004 Default
001-0002225-004                                                                                          March, 2004 Default
001-0002225-005                                                                                          March, 2004 Default
001-9805185-401                                                                                          March, 2004 Default
001-0002225-001                                                                                          February, 2004 Default
001-0002225-002                                                                                          February, 2004 Default
001-0002225-003                                                                                          February, 2004 Default
001-9900840-401                                                                                          February, 2004 Default
031-9800277-702                                                                                          February, 2004 Default
                              January                                February
                              Defaults DCB      $     40,944.00      Defaults DCB      $           --
                              =======================================================================

                        DVI Receivables X, L.L.C. 1999-2
                                 SERVICER REPORT
                              For the Payment Date
                                March 14, 2005

SETTLEMENTS                                                                                  GAIN/LOSS
                                                                                          --------------
001-0002335-001                                                May, 2004 Settlement       $   (27,687.17)
001-0002335-002                                                May, 2004 Settlement       $   (55,968.41)
RESTRUCTURES
001-0002405-001                                                October, 2004 Restructure  $(1,849,400.40)
001-0002405-002                                                October, 2004 Restructure  $(1,810,505.66)
001-0002405-005                                                October, 2004 Restructure  $  (860,861.07)
001-0002414-001                                                October, 2004 Restructure  $(1,618,579.76)
001-0003024-003                                                July, 2004 Restructure     $   (13,661.58)
001-0001829-005                                                July, 2004 Restructure     $       727.62
001-0002345-002                                                July, 2004 Restructure     $     2,659.84
001-0003718-005                                                July & Oct-04 Restructure  $     9,942.72

                              --------------------------------------------------------------------------
                              January
                              Total Balance     $ 9,397,213.88 February Total Balance     $ 9,098,279.96
                              ==========================================================================

                        DVI Receivables X, L.L.C. 1999-2
                                 SERVICER REPORT
                              For the Payment Date
                                March 14, 2005


XI. Aggregate Discounted Contract Balance
POOL B EXHIBIT C

                              January ADCB      January Delinq       February ADCB     February Delinq
001-0000985-501               $          --     $            --      $          --     $           --
001-0001831-004               $          --     $            --      $          --     $           --
001-0001161-501               $          --     $            --      $          --     $           --
001-0001041-547               $          --     $            --      $          --     $           --
001-0001136-501               $          --     $            --      $          --     $           --
001-0001164-501               $          --     $            --      $          --     $           --
001-0001168-501               $          --     $            --      $          --     $           --
001-0001171-501               $          --     $            --      $          --     $           --
001-0001172-501               $          --     $            --      $          --     $           --
001-0002363-001               $          --     $            --      $          --     $           --
001-0000975-502               $          --     $            --      $          --     $           --
001-0001087-501               $          --     $            --      $          --     $           --
001-0001119-501               $          --     $            --      $          --     $           --
001-0001914-002               $          --     $            --      $          --     $           --
001-0001566-004/3102-004      $          --     $            --      $          --     $           --
001-0001122-501               $          --     $            --      $          --     $           --
001-0001658-003               $          --     $            --      $          --     $           --
001-0001096-501               $          --     $            --      $          --     $           --
001-0001071-503               $          --     $            --      $          --     $           --
001-0001134-501               $          --     $            --      $          --     $           --
001-0001148-503               $          --     $            --      $          --     $           --
001-0002073-010               $          --     $            --      $          --     $           --
001-0002073-011               $          --     $            --      $          --     $           --
001-0002073-012               $          --     $            --      $          --     $           --
001-0001153-501               $          --     $            --      $          --     $           --
001-0001167-501               $          --     $            --      $          --     $           --
001-0001097-504               $          --     $            --      $          --     $           --
001-0001097-503               $          --     $            --      $          --     $           --
001-0001097-502               $          --     $            --      $          --     $           --
001-0001141-501               $          --     $            --      $          --     $           --
001-0001108-501               $          --     $            --      $          --     $           --
001-0001110-501               $          --     $     21,210.00      $          --     $    18,812.00
001-0004260-401               $   16,493.03     $            --      $    7,654.00     $           --
001-0001077-501               $  417,284.99     $            --      $  334,905.09     $           --
PAYOFFS
001-0002343-001               $          --     $            --                        $           --     February, 2005 Payoff
001-0001177-501               $          --     $            --                        $           --     February, 2005 Payoff
001-0004240-403               $          --     $            --                        $           --     February, 2005 Payoff
001-0000792-508                                                                                           December, 2004 Payoff
001-0001067-501                                                                                           December, 2004 Payoff
001-0000110-566                                                                                           December, 2004 Payoff
001-0001246-005                                                                                           December, 2004 Payoff
001-0001246-003                                                                                           December, 2004 Payoff
001-0001973-002                                                                                           December, 2004 Payoff
001-0001126-504                                                                                           November, 2004 Payoff
001-0002344-002                                                                                           November, 2004 Payoff
001-0001039-504                                                                                           November, 2004 Payoff
001-0001895-004                                                                                           November, 2004 Payoff
001-0001106-502                                                                                           November, 2004 Payoff
001-0001106-504                                                                                           November, 2004 Payoff
001-0001106-505                                                                                           November, 2004 Payoff
001-0001106-503                                                                                           November, 2004 Payoff
001-0001106-501                                                                                           November, 2004 Payoff
001-0002350-002                                                                                           October, 2004 Payoff
001-0001894-006                                                                                           October, 2004 Payoff
001-0002252-002                                                                                           October, 2004 Payoff
001-0001534-004                                                                                           September, 2004 Payoff
001-0002096-011                                                                                           September, 2004 Payoff
001-0002073-009                                                                                           September, 2004 Payoff
001-0002350-001                                                                                           August, 2004 Payoff

                        DVI Receivables X, L.L.C. 1999-2
                                 SERVICER REPORT
                              For the Payment Date
                                March 14, 2005

001-0002339-004                                                                                           August, 2004 Payoff
001-0001143-501                                                                                           August, 2004 Payoff
001-0001139-501                                                                                           August, 2004 Payoff
001-0001140-501                                                                                           August, 2004 Payoff
001-0001560-005                                                                                           August, 2004 Payoff
001-0000867-556                                                                                           August, 2004 Payoff
001-0001144-501                                                                                           July, 2004 Payoff
001-0001170-501                                                                                           July, 2004 Payoff
001-0002255-001                                                                                           July, 2004 Payoff
001-0001173-504                                                                                           July, 2004 Payoff
001-0001084-501                                                                                           June, 2004 Payoff
001-0002163-006                                                                                           June, 2004 Payoff
001-0002188-001                                                                                           June, 2004 Payoff
001-0002210-002                                                                                           June, 2004 Payoff
001-0001104-501                                                                                           June, 2004 Payoff
001-0002210-001                                                                                           June, 2004 Payoff
001-0001080-501                                                                                           May, 2004 Payoff
001-0001089-501                                                                                           May, 2004 Payoff
001-0001873-006                                                                                           May, 2004 Payoff
001-0002163-004                                                                                           May, 2004 Payoff
001-0002163-005                                                                                           May, 2004 Payoff
001-0002163-007                                                                                           May, 2004 Payoff
001-0002163-003                                                                                           May, 2004 Payoff
001-0001843-003                                                                                           April, 2004 Payoff
001-0001079-501                                                                                           April, 2004 Payoff
001-0001088-501                                                                                           April, 2004 Payoff
001-0002329-001                                                                                           April, 2004 Payoff
001-0002159-002                                                                                           April, 2004 Payoff
                              -------------------------------------------------------------------------
                              $  433,778.02   $    21,210.00   $    342,559.09            $   18,812.00
                              =========================================================================

DEFAULTS
001-0002299-002               $          --   $     8,389.00                                              January, 2005 Default
001-0001658-004                                                                                           December, 2004 Default
001-0001945-007                                                                                           August, 2004 Default
001-0001124-501                                                                                           February, 2004 Default
001-0001082-501                                                                                           February, 2004 Default
001-0001166-501                                                                                           February, 2004 Default
                              -------------------------------------------------------------------------
                              January                          February
                              Defaults DCB    $     8,389.00   Defaults DCB               $          --
                              =========================================================================
SETTLEMENTS                                                                                  GAIN/LOSS
                                                                                             ---------
001-0001107-501                                                Nov, 2004 Settlement       $   (2,997.40)
001-0001930-005                                                July, 2004 Settlement      $  (41,978.43)
001-0001930-004                                                July, 2004 Settlement      $  (42,516.71)

                              -------------------------------------------------------------------------
                                January Total
                                Balance       $   454,988.02   February Total Balance     $  361,371.09
                              =========================================================================

                        DVI Receivables X, L.L.C. 1999-2
                                 SERVICER REPORT
                              For the Payment Date
                                 March 14, 2005

With respect to any cumulative data provided on the report prior to USBPS being assigned Successor Servicer, as well as Scheduled Principal Balances, USBPS's figures are based on original data from DVI. USBPS can not warrant the data that is provided from DVI's original information and accordingly disclaims any liability for the accuracy of those figures.


/s/ Joseph A. Andries
-------------------------------------
Approved by: Joseph A. Andries,
Senior Vice President of U.S.
Bank Portfolio Services

                                                          Payment Date 3/14/2005